Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                    May, 1998
           Series 1998-02, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %             7.709111
                                                     ----------------------
       Weighted average maturity                                    353.21
                                                     ----------------------

 A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                  Principal
               Principal Per   Prepayments Per    Interest Per
       Class    Certificate      Certificate       Certificate     Payout Rate
       -----    -----------      -----------       -----------     -----------
       R       $  0.00000000   $   0.00000000  $  0.00000000   %   0.00000000
       PO      $  0.93058490   $   0.07259297  $  0.00000000   %   0.00000000
       A1      $ 23.78479699   $  22.76412686  $  5.28612624   %   6.99999999
       A2      $  0.00000000   $   0.00000000  $  5.83333243   %   6.99999892
       A3      $ 18.22263871   $  17.44065567  $  5.41409274   %   7.00000024
       A4      $  0.00000000   $   0.00000000  $  5.83333333   %   7.00000000
       A5      $  0.00000000   $   0.00000000  $  5.83333321   %   6.99999985
       A6      $ 24.44948090   $  23.40028717  $  5.26940862   %   6.99999991
       A7      $  0.00000000   $   0.00000000  $  5.83333367   %   7.00000041
       A8      $ 19.65282965   $  18.80946881  $  5.57218557   %   7.24999758
       A9      $ 19.65282600   $  18.80947000  $  5.34161400   %   6.94999982
       A10     $  0.00000000   $   0.00000000  $  5.83333333   %   7.00000000
       A11     $  0.74021380   $   0.70844941  $  5.82072690   %   6.99999979
       A12     $ 19.85684010   $  19.00472904  $  5.37648305   %   7.00000003
       M       $  0.74021422   $   0.00000000  $  5.82072760   %   7.00000057
       B1      $  0.74021295   $   0.00000000  $  5.82072760   %   7.00000057
       B2      $  0.74021295   $   0.00000000  $  5.82072760   %   7.00000060
       B3      $  0.74021295   $   0.00000000  $  5.82072760   %   7.00000060
       B4      $  0.74020710   $   0.00000000  $  5.82072485   %   6.99999717
       B5      $  0.74021344   $   0.00000000  $  5.82072641   %   6.99999915

       2.      Unanticipated Recoveries:                 $                 0.00
                                                             -------------------

 B.   Accrual Amount
      1.
          Class             Accrual Amount
           N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            88,714.05
                                                             -------------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       416,231,001.51
                                                             -------------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,398
                                                             -------------------
      3.
        Beginning Aggregate   Ending Aggregate       Ending
         Class Certificate    Class Certificate Single Certificate
Class    Principal Balance    Principal Balance      Balance          Cusip
-----    -----------------    -----------------      -------          -----
R       $              0.00  $             0.00  $           0.00   36157RDE2
PO      $        290,245.47  $       289,974.61  $         996.22   GEC9802PO
A1      $     18,842,859.46  $    18,348,292.02  $         882.41   36157RCS2
A2      $      3,700,000.00  $     3,700,000.00  $       1,000.00   36157RCT0
A3      $     23,522,841.48  $    23,061,000.82  $         909.91   36157RCU7
A4      $     24,561,000.00  $    24,561,000.00  $       1,000.00   36157RCV5
A5      $     34,060,499.00  $    34,060,499.00  $       1,000.00   36157RCW3
A6      $     58,085,853.33  $    56,513,699.90  $         878.88   36157RCX1
A7      $      9,800,000.00  $     9,800,000.00  $       1,000.00   36157RCY9
A8      $        922,292.17  $       902,639.36  $         902.64   36157RCZ6
A9      $      4,611,465.44  $     4,513,201.31  $         902.64   36157RDA0
A10     $      3,300,000.00  $     3,300,000.00  $       1,000.00   36157RDB8
A11     $     21,991,517.80  $    21,975,204.12  $         997.10   36157RDC6
A12     $    200,419,926.11  $   196,102,056.23  $         901.83   36157RDD4
SUP     $    410,007,494.99  $   403,024,950.33  $         921.11   GEC98002S
M       $      7,871,951.36  $     7,866,111.81  $         997.10   36157RDF9
B1      $      4,498,257.92  $     4,494,921.03  $         997.10   36157RDG7
B2      $      2,249,128.95  $     2,247,460.51  $         997.10   36157RDH5
B3      $      2,249,128.95  $     2,247,460.51  $         997.10   36157RDJ1
B4      $        674,539.13  $       674,038.74  $         997.10   36157RDK8
B5      $      1,574,607.62  $     1,573,439.55  $         997.10   36157RDL6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            1        Principal Balance $           112,355.99
                              --------                     ---------------------
       2.   60-89 days
            Number            0        Principal Balance $                 0.00
                              --------                     ---------------------
       3.   90 days or more
            Number            0        Principal Balance $                 0.00
                              --------                     ---------------------
       4.   In Foreclosure
            Number            0        Principal Balance $                 0.00
                              --------                     ---------------------
       5.   Real Estate Owned
            Number            0        Principal Balance $                 0.00
                              --------                     ---------------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                         $                 0.00
                                                           ---------------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                  $         4,508,007.00
                                                           ---------------------

       2.   Bankruptcy Loss Amount:                      $           173,734.00
                                                           ---------------------

       3.   Fraud Loss Amount:                           $         4,508,007.00
                                                           ---------------------

       4.   Certificate Interest Rate of the Class S Certificate:  % 0.00000000
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